                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            ----------------------


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  June 24, 1999

                       Morgan Stanley Dean Witter & Co.
                    --------------------------------------
                    (Exact name of Registrant as specified
                                in its charter)


          Delaware                1-11758                 36-3145972
   -------------------------------------------------------------------------
         (state or other        (Commission            (I.R.S. Employer
         jurisdiction of        File Number)          Identification No.)
         incorporation)


                    1585 Broadway, New York, New York 10036
               ------------------------------------------------
              (Address of principal executive offices)(Zip Code)

      Registrant's telephone number, including area code: (212) 761-4000
                                                          --------------


   -------------------------------------------------------------------------
                (Former address, if changed since last report.)

Item 5.  Other Events
---------------------

        On June 24, 1999, Morgan Stanley Dean Witter & Co. (the "Registrant") released financial information with respect to the quarter ended May 31, 1999. A copy of the press release containing such financial information is annexed as
Exhibit 99.1 to this Report and by this reference incorporated herein and made a part hereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------

        99.1 Press release of the Registrant dated June 24, 1999 containing financial information for the second quarter ended May 31, 1999.

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                  MORGAN STANLEY DEAN WITTER & CO.
                                  --------------------------------
                                          (Registrant)

                                  By: /s/ Ronald T. Carman
                                  --------------------------------
                                      Ronald T. Carman
                                      Assistant Secretary


Dated: June 24, 1999

                        MORGAN STANLEY DEAN WITTER & CO.
                                Financial Summary
                        (unaudited, dollars in millions)


                                                                           Percentage
                                             Quarter Ended                Change From:         Six Months Ended
                                 ------------------------------------   -----------------   -----------------------
                                   May 31,      May 31,      Feb 28,    May 31,   Feb 28,      May 31,     May 31,   Percentage
                                    1999         1998         1999       1998      1999         1999        1998       Change
                                 ----------   ----------   ----------   -------   -------   ----------   ----------  ----------
Net revenues
 Securities                      $    4,216   $    3,142   $    3,887     34%        8%     $    8,103   $    5,917     37%
 Asset Management                       569          674          712    (16%)     (20%)         1,281        1,251      2%
 Credit Services                        872          783          752     11%       16%          1,624        1,466     11%
                                 ----------   ----------   ----------                       ----------   ----------
 Consolidated net revenues       $    5,657   $    4,599   $    5,351     23%        6%     $   11,008   $    8,634     27%
                                 ==========   ==========   ==========                       ==========   ==========
Net income
 Securities                      $      829   $      537   $      766     54%        8%     $    1,595   $    1,019     57%
 Asset Management                       111          144          147    (23%)     (24%)           258          249      4%
 Credit Services                        211          171          124     23%       70%            335          275     22%
                                 ----------   ----------   ----------                       ----------   ----------
 Income before cumulative effect
  of a change in accounting           1,151          852        1,037     35%       11%          2,188        1,543     42%

 Cumulative effect of a
  change in accounting(1)                 0            0            0     --        --               0         (117)     *
                                 ----------   ----------   ----------                       ----------   ----------
 Consolidated net income         $    1,151   $      852   $    1,037     35%       11%     $    2,188   $    1,426     53%
                                 ==========   ==========   ==========                       ==========   ==========
 Preferred stock dividend
  requirements                   $       10   $       14   $       11    (29%)      (9%)    $       21   $       29    (28%)
                                 ==========   ==========   ==========                       ==========   ==========
 Earnings applicable to
  common shares                  $    1,141   $      838   $    1,026     36%       11%     $    2,167   $    1,397     55%
                                 ==========   ==========   ==========                       ==========   ==========

(1) Represents the effects of an accounting change adopted in the fourth quarter of fiscal 1998(effective December 1, 1997) with respect to the accounting for offering costs paid by investment advisors of closed end funds where such costs are not specifically reimbursed through separate advisory contracts.

Note: The accompanying information includes the operating results of Discover
      Brokerage Direct, the Company's provider of electronic brokerage services, within Securities financial results. Previously, the Company had included Discover Brokerage Direct's results within its Credit Services segment. The segment data of prior periods has been restated to reflect this change.

                        MORGAN STANLEY DEAN WITTER & CO.
                                Financial Summary
                                   (unaudited)


                                                                                Percentage
                                                Quarter Ended                  Change From:       Six Months Ended
                                    ---------------------------------------  ---------------- -------------------------
                                       May 31,      May 31,       Feb 28,    May 31,  Feb 28,    May 31,      May 31,    Percentage
                                        1999         1998          1999       1998     1999       1999         1998        Change
                                    ------------  -----------  ------------  -------  ------- ------------ ------------ -----------
Basic earnings per common share
 Income before cumulative effect
     of a change in accounting      $       2.06  $      1.44  $       1.85    43%      11%   $       3.91 $       2.59      51%
 Cumulative effect of a change in
     accounting                     $       0.00  $      0.00  $       0.00    --       --    $       0.00 $      (0.20)      *
 Net income                         $       2.06  $      1.44  $       1.85    43%      11%   $       3.91 $       2.39      64%
Diluted earnings per common share
 Income before cumulative effect
     of a change in accounting      $       1.95  $      1.37  $       1.76    42%      11%   $       3.71 $       2.47      50%
 Cumulative effect of a change in
     accounting                     $       0.00  $      0.00  $       0.00    --       --    $       0.00 $      (0.19)      *
 Net income                         $       1.95  $      1.37  $       1.76    42%      11%   $       3.71 $       2.28      63%


Average common shares outstanding
 Basic                               554,146,582  581,326,618   553,935,578                    553,788,197  583,502,306
 Diluted                             586,655,685  612,625,354   584,593,156                    585,508,185  614,179,415
Period end common shares
 outstanding                         566,786,999  587,672,561   570,589,670                    566,786,999  587,672,561


Return on common equity                    31.4%         25.2%        29.5%                          30.5%        21.0%

Return on common equity (1)                  N/A           N/A          N/A                            N/A        22.6%

(1) Excludes the cumulative effect of a change in accounting in the quarter ended February 28, 1998.

                        MORGAN STANLEY DEAN WITTER & CO.
                    Consolidated Income Statement Information
                        (unaudited, dollars in millions)


                                                                                Percentage
                                                Quarter Ended                  Change From:       Six Months Ended
                                    ---------------------------------------  ---------------- -------------------------
                                       May 31,      May 31,       Feb 28,    May 31,  Feb 28,    May 31,      May 31,    Percentage
                                        1999         1998          1999       1998     1999       1999         1998        Change
                                    ------------  -----------  ------------  -------  ------- ------------ ------------ -----------
Investment banking                  $      1,022  $       988  $        957      3%       7%  $      1,979 $      1,788      11%
Principal transactions:
 Trading                                   1,926        1,091         1,691     77%      14%         3,617        1,994      81%
 Investments                                 150          101           265     49%     (43%)          415          173     140%
Commissions                                  789          611           665     29%      19%         1,454        1,158      26%
Fees:
 Asset management, distribution &
  administration                             765          741           714      3%       7%         1,479        1,417       4%
 Merchant and cardmember                     357          404           341    (12%)      5%           698          832     (16%)
 Servicing                                   310          232           253     34%      23%           563          403      40%
Interest and dividends                     3,689        4,213         3,480    (12%)      6%         7,169        8,146     (12%)
Other                                         46           47            39     (2%)     18%            85          102     (17%)
                                    ------------  -----------  ------------                   ------------ ------------
 Total revenues                            9,054        8,428         8,405      7%       8%        17,459       16,013       9%
Interest expense                           3,278        3,554         2,877     (8%)     14%         6,155        6,699      (8%)
Provision for consumer loan losses           119          275           177    (57%)    (33%)          296          680     (56%)
                                    ------------  -----------  ------------                   ------------ ------------
 Net revenues                              5,657        4,599         5,351     23%       6%        11,008        8,634      27%
                                    ------------  -----------  ------------                   ------------ ------------
Compensation and benefits                  2,413        2,017         2,363     20%       2%         4,776        3,805      26%
Occupancy and equipment                      153          143           146      7%       5%           299          283       6%
Brokerage, clearing and exchange
 fees                                        127          135           114     (6%)     11%           241          256      (6%)
Information processing and
 communications                              315          275           309     15%       2%           624          542      15%
Marketing and business development           381          286           395     33%      (4%)          776          580      34%
Professional services                        191          156           162     22%      18%           353          284      24%
Other                                        219          190           190     15%      15%           409          355      15%
                                    ------------  -----------  ------------                   ------------ ------------
 Total non-interest expenses               3,799        3,202         3,679     19%       3%         7,478        6,105      22%
                                    ------------  -----------  ------------                   ------------ ------------
Income before income taxes and
 cumulative effect of a change
 in accounting                             1,858        1,397         1,672     33%      11%         3,530        2,529      40%
Income tax expense                           707          545           635     30%      11%         1,342          986      36%
                                    ------------  -----------  ------------                   ------------ ------------
Income before cumulative effect
 of a change in accounting                 1,151          852         1,037     35%      11%         2,188        1,543      42%
Cumulative effect of a change in
 accounting (1)                                0            0             0     --       --              0         (117)      *
                                    ------------  -----------  ------------                   ------------ ------------
Net income                          $      1,151  $       852  $      1,037     35%      11%   $     2,188 $      1,426      53%
                                    ============  ===========  ============                   ============ ============
Preferred stock dividend
 requirements                       $         10  $        14  $         11    (29%)     (9%)  $        21 $         29     (28%)
                                    ============  ===========  ============                   ============ ============
Earnings applicable to common
 shares                             $      1,141  $       838  $      1,026     36%      11%   $     2,167 $      1,397      55%
                                    ============  ===========  ============                   ============ ============

(1) Represents the effects of an accounting change adopted in the fourth quarter of fiscal 1998(effective December 1, 1997) with respect to the accounting for offering costs paid by investment advisors of closed end funds where such costs are not specifically reimbursed through separate advisory contracts.

                        MORGAN STANLEY DEAN WITTER & CO.
          Securities and Asset Management Income Statement Information
                        (unaudited, dollars in millions)


                                                                          Percentage
                                             Quarter Ended                Change From:         Six Months Ended
                                 ------------------------------------   -----------------   -----------------------
                                   May 31,      May 31,      Feb 28,    May 31,   Feb 28,      May 31,     May 31,   Percentage
                                    1999         1998         1999       1998      1999         1999        1998       Change
                                 ----------   ----------   ----------   -------   -------   ----------   ----------  ----------
Investment banking               $    1,022   $      988    $     957       3%       7%     $    1,979   $    1,788       11%
Principal transactions:
 Trading                              1,926        1,091        1,691      77%      14%          3,617        1,994       81%
 Investments                            150          101          265      49%     (43%)           415          173      140%
Commissions                             789          611          665      29%      19%          1,454        1,158       26%
Asset management, distribution and
 administration fees                    765          741          714       3%       7%          1,479        1,417        4%
Interest and dividends                3,167        3,542        2,924     (11%)      8%          6,091        6,694       (9%)
Other                                    46           45           39       2%      18%             85           99      (14%)
                                 ----------   ----------   ----------                       ----------   ----------
 Total revenues                       7,865        7,119        7,255      10%       8%         15,120       13,323       13%
Interest expense                      3,080        3,303        2,656      (7%)     16%          5,736        6,155       (7%)
                                 ----------   ----------   ----------                       ----------   ----------
 Net revenues                         4,785        3,816        4,599      25%       4%          9,384        7,168       31%
                                 ----------   ----------   ----------                       ----------   ----------

Compensation and benefits             2,290        1,873        2,244      22%       2%          4,534        3,523       29%
Occupancy and equipment                 141          127          134      11%       5%            275          250       10%
Brokerage, clearing and exchange
fees                                    127          135          114      (6%)     11%            241          256       (6%)
Information processing and
 communications                         206          164          192      26%       7%            398          314       27%
Marketing and business
 development                            167          126          149      33%      12%            316          242       31%
Professional services                   160          132          141      21%      13%            301          237       27%
Other                                   167          132          148      27%      13%            315          255       24%
                                 ----------   ----------   ----------                       ----------   ----------
 Total non-interest expenses          3,258        2,689        3,122      21%       4%          6,380        5,077       26%
                                 ----------   ----------   ----------                       ----------   ----------
Income before income taxes and
 cumulative effect of a change
 in accounting                        1,527        1,127        1,477      35%       3%          3,004        2,091       44%
Income tax expense                      587          446          564      32%       4%          1,151          823       40%
                                 ----------   ----------   ----------                       ----------   ----------
Income before cumulative effect
 of a change in accounting              940          681          913      38%       3%          1,853        1,268       46%
Cumulative effect of a change in
 accounting(1)                            0            0            0      --       --               0         (117)       *
                                 ----------   ----------   ----------                       ----------   ----------
Net income                       $      940 $        681    $     913      38%       3%     $    1,853   $    1,151       61%
                                 ==========   ==========   ==========                       ==========   ==========
Compensation and benefits
 as a % of net revenues                 48%          49%          49%                              48%          49%
Non-compensation expenses
 as a % of net revenues                 20%          21%          19%                              20%          22%
Profit margin (2)                       20%          18%          20%                              20%          16%

--------------------------
(1) Represents the effects of an accounting change adopted in the fourth quarter of fiscal 1998(effective December 1, 1997) with respect to the accounting for offering costs paid by investment advisors of closed end funds where such costs are not specifically reimbursed through separate advisory contracts.

(2)  Net income as a % of net revenues.

                        MORGAN STANLEY DEAN WITTER & CO.
                 Credit Services Income Statement Information
                        (unaudited, dollars in millions)

                                                                          Percentage
                                             Quarter Ended                Change From:         Six Months Ended
                                 ------------------------------------   -----------------   -----------------------
                                   May 31,      May 31,      Feb 28,    May 31,   Feb 28,      May 31,     May 31,   Percentage
                                    1999         1998         1999       1998      1999         1999        1998       Change
                                 ----------   ----------   ----------   -------   -------   ----------   ----------  ----------
Fees:
 Merchant and cardmember         $      357   $      404   $      341     (12%)       5%    $      698   $      832     (16%)
 Servicing                              310          232          253      34%       23%           563          403      40%
Other                                     0            2            0       *         *              0            3       *
                                 ----------   ----------   ----------                       ----------   ----------
 Total non-interest revenues            667          638          594       5%       12%         1,261        1,238       2%

Interest revenue                        522          671          556     (22%)      (6%)        1,078        1,452     (26%)
Interest expense                        198          251          221     (21%)     (10%)          419          544     (23%)
                                 ----------   ----------   ----------                       ----------   ----------
 Net interest income                    324          420          335     (23%)      (3%)          659          908     (27%)

Provision for consumer loan
 losses                                 119          275          177     (57%)     (33%)          296          680     (56%)
                                 ----------   ----------   ----------                       ----------   ----------
 Net credit income                      205          145          158      41%       30%           363          228      59%
                                 ----------   ----------   ----------                       ----------   ----------
 Net revenues                           872          783          752      11%       16%         1,624        1,466      11%
                                 ----------   ----------   ----------                       ----------   ----------
Compensation and benefits               123          144          119     (15%)       3%           242          282     (14%)
Occupancy and equipment                  12           16           12     (25%)      --             24           33     (27%)
Information processing and
 communications                         109          111          117      (2%)      (7%)          226          228      (1%)
Marketing and business
 development                            214          160          246      34%      (13%)          460          338      36%
Professional services                    31           24           21      29%       48%            52           47      11%
Other                                    52           58           42     (10%)      24%            94          100      (6%)
                                 ----------   ----------   ----------                       ----------   ----------
 Total non-interest expenses            541          513          557       5%       (3%)        1,098        1,028       7%
                                 ----------   ----------   ----------                       ----------   ----------
Income before income taxes              331          270          195      23%       70%           526          438      20%
Income tax expense                      120           99           71      21%       69%           191          163      17%
                                 ----------   ----------   ----------                       ----------   ----------
Net income                       $      211   $      171   $      124      23%       70%    $      335   $      275      22%
                                 ==========   ==========   ==========                       ==========   ==========

Compensation and benefits
 as a % of net revenues                 14%          18%          16%                              15%          19%
Non-compensation expenses as
 a % of net revenues                    48%          47%          58%                              53%          51%
Profit margin (1)                       24%          22%          16%                              21%          19%

-----------------------------------
(1) Net income as a % of net revenues.

                        MORGAN STANLEY DEAN WITTER & CO.
                 Credit Services Income Statement Information
                        (unaudited, dollars in millions)
                              (Managed loan basis)

                                                                          Percentage
                                             Quarter Ended                Change From:         Six Months Ended
                                 ------------------------------------   -----------------   -----------------------
                                   May 31,      May 31,      Feb 28,    May 31,   Feb 28,      May 31,     May 31,   Percentage
                                    1999         1998         1999       1998      1999         1999        1998       Change
                                 ----------   ----------   ----------   -------   -------   ----------   ----------  ----------
Fees:
 Merchant and cardmember         $      494   $      519   $      473      (5%)       4%    $      967   $    1,052     (8%)
 Servicing                                0            0            0      --        --              0            0     --
Other                                     0            2            0        *       --              0            3      *
                                 ----------   ----------   ----------                       ----------   ----------
 Total non-interest revenues            494          521          473      (5%)       4%           967        1,055     (8%)

Interest revenue                      1,221        1,319        1,181      (7%)       3%         2,402        2,679    (10%)
Interest expense                        449          502          451     (11%)      --            900        1,029    (13%)
                                 ----------   ----------   ----------                       ----------   ----------
 Net interest income                    772          817          730      (6%)       6%         1,502        1,650     (9%)

Provision for consumer loan
 losses                                 394          555          451     (29%)     (13%)          845        1,239    (32%)
                                 ----------   ----------   ----------                       ----------   ----------
 Net credit income                      378          262          279      44%       35%           657          411     60%
                                 ----------   ----------   ----------                       ----------   ----------
 Net revenues                           872          783          752      11%       16%         1,624        1,466     11%
                                 ----------   ----------   ----------                       ----------   ----------

Compensation and benefits               123          144          119     (15%)       3%           242          282    (14%)
Occupancy and equipment                  12           16           12     (25%)      --             24           33    (27%)
Information processing and
 communications                         109          111          117      (2%)      (7%)          226          228     (1%)
Marketing and business
 development                            214          160          246      34%      (13%)          460          338     36%
Professional services                    31           24           21      29%       48%            52           47     11%
Other                                    52           58           42     (10%)      24%            94          100     (6%)
                                 ----------   ----------   ----------                       ----------   ----------
 Total non-interest expenses            541          513          557       5%       (3%)        1,098        1,028      7%
                                 ----------   ----------   ----------                       ----------   ----------
Income before income taxes              331          270          195      23%       70%           526          438     20%
Income tax expense                      120           99           71      21%       69%           191          163     17%
                                 ----------   ----------   ----------                       ----------   ----------
Net income                       $      211   $      171   $      124      23%       70%    $      335   $      275     22%
                                 ==========   ==========   ==========                       ==========   ==========

Compensation and benefits
 as a % of net revenues                 14%          18%          16%                              15%          19%
Non-compensation expenses
 as a % of net revenues                 48%          47%          58%                              53%          51%
Profit margin (1)                       24%          22%          16%                              21%          19%

-----------------------------------
(1) Net income as a % of net revenues.

                        MORGAN STANLEY DEAN WITTER & CO.
                   Financial Information and Statistical Data
                                   (unaudited)

                                                    Quarter Ended                   Percentage Change From:
                                         ----------------------------------------  --------------------------
                                         May 31, 1999  May 31, 1998  Feb 28, 1999  May 31, 1998  Feb 28, 1999
                                         ------------  ------------  ------------  ------------  ------------
MSDW

Period end common shares outstanding      566,786,999   587,672,561   570,589,670       (4%)          (1%)
Book value per common share              $      26.00  $      21.95  $      24.93       18%            4%
Shareholder's equity (millions) (1)      $     15,749  $     14,106  $     15,237       12%            3%
Total capital (millions) (2)             $     40,007  $     36,604  $     39,388        9%            2%

SECURITIES ($ billions)

Private Client Group
 Financial advisors                            11,764        10,650        11,453       10%            3%
 Client assets                           $        510  $        425  $        470       20%            8%

Institutional Securities (3)
 Mergers and acquisitions announced
   transactions (4)
  MSDW global market volume              $      308.3  $      195.9  $      109.7
  Rank                                              3             4             2
 Worldwide equity and related issues (4)
  MSDW global market volume              $       21.9  $       15.0  $       10.5
  Rank                                              1             1             1

ASSET MANAGEMENT ($ billions)

Assets under management and
 administration
Products offered primarily to
 individuals
 Mutual funds
  Equity                                 $         84  $         73  $         77       15%            9%
  Fixed income                                     56            52            56        8%           --
  Money markets                                    42            33            41       27%            2%
                                         ------------  ------------  ------------
  Total mutual funds                              182           158           174       15%            5%

 ICS Assets                                        21            17            20       24%            5%
 Other                                             35            31            33       13%            6%
                                         ------------  ------------  ------------
 Sub-total Individual                             238           206           227       16%            5%
                                         ------------  ------------  ------------
Products offered primarily to
   institutional clients
 Mutual funds                                      33            34            34       (3%)          (3%)
 Separate accounts, pooled vehicle and
   other arrangements                             131           134           124       (2%)           6%
                                         ------------  ------------  ------------
Sub-total Institutional                           164           168           158       (2%)           4%
                                         ------------  ------------  ------------
Total assets under management
 and administration                      $        402  $        374  $        385        7%            4%
                                         ============  ============  ============

-------------
(1) Includes preferred and common equity and preferred securities issued by subsidiaries.
(2) Includes preferred and common equity, preferred securities issued by subsidiaries, capital units and non-current portion of long-term debt.
(3) Source:  Securities Data Corp.
(4) Information is year to date and stated on a calendar year basis.

                        MORGAN STANLEY DEAN WITTER & CO.
                   Financial Information and Statistical Data
                        (unaudited, dollars in millions)

                                                                           Percentage
                                             Quarter Ended                 Change From:         Six Months Ended
                                 ------------------------------------  --------------------  -----------------------
                                   May 31,      May 31,      Feb 28,    May 31,    Feb 28,     May 31,      May 31,   Percentage
                                    1999         1998         1999       1998       1999        1999         1998       Change
                                 ----------   ----------   ----------  ---------  ---------  ----------   ----------  ----------
CREDIT SERVICES

Owned consumer loans
 Period end                      $   14,588   $   17,913   $   15,529      (19%)       (6%)  $   14,588   $   17,913       (19%)
 Average                         $   14,664   $   18,293   $   16,420      (20%)      (11%)  $   15,533   $   20,003       (22%)

Managed consumer loans (1)
 Period end                      $   32,805   $   34,091   $   32,134       (4%)        2%   $   32,805   $   34,091        (4%)
 Average                         $   32,258   $   34,479   $   32,900       (6%)       (2%)  $   32,575   $   35,641        (9%)
 Interest yield                      14.39%       14.79%       14.06%  (0.40 pp)   0.33 pp       14.23%       14.76%   (0.53 pp)
 Interest spread                      8.81%        8.64%        8.41%   0.17 pp    0.40 pp        8.61%        8.55%    0.06 pp
 Net charge-off rate                  5.55%        6.58%        6.28%  (1.03 pp)  (0.73 pp)       5.91%        7.05%   (1.14 pp)
 Delinquency rate (over 30 days)      5.94%        7.07%        7.08%  (1.13 pp)  (1.14 pp)       5.94%        7.07%   (1.13 pp)

General purpose credit card
 accounts (in millions)                  37           38           37                                37           38
Discover/NOVUS Network increase in
 merchant locations (in thousands)      138          101          100                               238          191

-------------------------
(1) Includes owned and securitized consumer loans.

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